                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 27, 2005

                           First Franklin Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                      0-16362              31-1221029
------------------------------------------------------------------------------
        (State or other                 (Commission          (IRS Employer
jurisdiction of incorporation)          File Number)       Identification No.)

                   4750 Ashwood Drive, Cincinnati, Ohio 45241
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (513) 469-5352

     -------------------------------------------------------------------------
           (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On June 27, 2005, the Board of Directors of First Franklin Corporation (the "Company") adopted Amended and Restated Bylaws of the Company (the "Amended Bylaws"). The adoption of the Amended Bylaws did not require stockholder approval and the Amended Bylaws became effective on June 27, 2005. Several of the amendments were technical or conforming only. Certain of the more substantive amendments contained in the Amended Bylaws, along with the corresponding section thereof, are set forth below.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

- Section 1, Place of Meetings, was amended to permit the Board of Directors, in its discretion, to hold meetings of stockholders solely by means of remote communication.

- Section 2, Annual Meetings, was amended to (i) provide that an annual meeting is not required to be held if the directors of the Company are elected by written consent in lieu of an annual meeting and (ii) provide that notice of an annual meeting shall be given to the Company's stockholders not less than 10 (instead of 20) nor more than 60 (instead of 50) days prior to the date of the meeting, as permitted by Section 222 of the Delaware General Corporation Law (the "DGCL").

- Section 3, Special Meetings, was amended to provide that not less than 10 (instead of 20) nor more than 60 (instead of 50) days' notice of an annual meeting shall be given to the Company's stockholders prior to the date of the meeting, as permitted by Section 222 of the DGCL.

- Section 5, Voting, was amended to clarify that at all meetings for the election of directors the candidates receiving the greatest number of votes will be elected, whereas any other matter brought before a meeting of the stockholders shall be decided by a majority of the Company's stock present in person or by proxy and entitled to vote on the matter.

- Section 6, List of Stockholders Entitled to Vote, was amended to (i) reduce from 20 to 10 the number of days prior to a meeting of the Company's stockholders by which the Company shall compile a list of the stockholders entitled to vote at the meeting, and during which any stockholder may examine the list for any purpose germane to the meeting, and (ii) provide that if the meeting is to be held solely by the means of remote communication, then the stockholder list shall also be available to the stockholders on a reasonably accessible electronic network, all as permitted by Section 219 of the DGCL.

- Section 8, Proxies, was amended to provide that no proxy shall be valid after three years from the date of its execution unless the proxy provides for a longer period, as set forth in Section 215 of the DGCL.

- Former Section 9, Voting of Shares in the Name of Two or More Persons, was deleted in its entirety. These matters are addressed by Section 217 of the DGCL.

- New Section 9, Inspectors of Election, formerly Section 11, was amended to provide that the Company shall appoint one or more inspectors of election, instead of one or three, for each meeting of stockholders and to set forth the requirements and the duties of the inspectors, as provided by Section 231 of the DGCL.

- Former Section 10, Voting Shares by Certain Holders, was deleted in its entirety. These matters are addressed in Sections 160 and 217 of the DGCL.

- New Section 11, New Business and Nominations, formerly Section 13, was amended to revise the procedures that stockholders must follow to bring any new business before, or to nominate any directors for election at, a meeting of the Company's stockholders. Generally, the new section requires that, for annual meetings, a stockholder must give notice to the Company of any new business or director nominations to be presented at the meeting not more than 120 nor less than 90 days prior to the anniversary date of the preceding year's annual meeting. The new section also sets forth certain information that must be provided to the Company by a stockholder proposing new business or making director nominations. Nothing in this new section, however, shall affect the rights of any stockholder to request inclusion of stockholder proposals under Section 14a-8 of the Securities Exchange Act of 1934.

- New Section 12, Consent of Stockholders in Lieu of Meeting, was added to provide that any stockholder vote may be taken by the written consent of the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote on the matter were present and voted.

                                   ARTICLE III
                                    DIRECTORS

- Section 1, Number of Election of Directors, was amended to provide that the directors may fix or change the number of directors of the Company from time to time by resolution of the board and that directors of the Company need not be stockholders.

- Section 2, Classes; Vacancies, was amended to delete superfluous language regarding the election of directors at the first, second and third annual meetings of stockholders.

- Section 3, Duties and Powers, was amended to delete the requirement that the board elect a president from among its members.

- Section 6, Actions without a Meeting, was amended to provide that actions taken by the board or a committee without a meeting may be done by electronic transmission in addition to writings.

- Section 8, Compensation, was amended to clarify that the board has the authority to fix the compensation of directors and to delete a provision stating that directors may receive a stated salary.

-     Former Section 10, Corporate Books, has been renumbered as Section 9.

-     Former Section 12, Resignation, has been renumbered as Section 10.

- Former Section 13, Nominating Committee, was deleted in its entirety. The board's authority to appoint a nominating committee is set forth in
      Article IV, Section 1 and the duties of the nominating committee are set forth in the nominating committee's charter.

                                   ARTICLE IV
                         EXECUTIVE AND OTHER COMMITTEES

- Section 1, Appointment, was amended to provide that the board may designate an executive committee, an audit committee, a nominating committee and such other committees as it may deem necessary, and to set forth limitations on the powers of such committees.

- Former Section 3, Tenure, was deleted in its entirety and was replaced by new Section 3, Alternate Members, that permits the board to designate one or more directors as alternate members of any committee.

- Section 4, Meetings, Section 5, Quorum, Section 6, Action Without a Meeting, Section 7, Vacancies, and Section 8, Resignations and Removal, were each amended to delete specific references to the executive committee to more generally refer to any committee.

- Former Section 10, Other Committees, was deleted in its entirety. The authority of the board to create committees is set forth is Section 1.

                                    ARTICLE V
                                    OFFICERS

- Section 1, General, was amended to clarify that the officers of the Company shall include a president, secretary and treasurer, that the board has the authority to appoint any number of vice presidents and assistant officers and any other officers, and that any individual may hold multiple offices.

- Section 4, Voting Securities Owned by the Corporation, was deleted in its entirety.

- Section 4, President, formerly Section 5, was amended to delete the requirement that the president must be a director of the Company.

                                   ARTICLE VI
                                      STOCK

- Section 1, Form of Certificates, was amended to provide that stock certificates of the Company may also be signed by the chairman or vice chairman of the board, as provided by Section 158 of the DGCL.

- Section 2, Signatures, was amended to provide that signatures on stock certificates of the Company may be facsimiles and that if any officer, transfer agent or registrar who has signed a certificate shall cease to be an officer, transfer agent or registrar before the certificate is issued, the certificate is still valid.

- Section 5, Record Date, was amended to provide that any record date established by the board shall not be more than 60 (instead of 50) or less than 10 (instead of 20) days before the date of any meeting of the stockholders, nor more than 60 (instead of 50) days prior to any other action, as permitted by Section 213 of the DGCL.

                                   ARTICLE VII
                                     NOTICES

- Section 1, Notices, was amended to provide that whenever written notice is required, it may be given by cable, facsimile, electronic mail or other electronic transmission.

                                    ARTICLE X
                                 INDEMNIFICATION

- Section 1, Indemnification as of Right, was amended to more closely track the language of Section 145 of the DGCL. Section 1 provides that the Company shall indemnify any person who is a party or threatening to be made a party to any action or suit by reason of the fact that the person was a director, officer, employee or agent of the Company, or was serving in such capacity at the request of the Company in another corporation or enterprise, against all expenses, judgments, fines and amounts paid in settlement incurred by such person in connection with the action if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interest of the Company.

- New Section 2, Discretionary Indemnification, was added to provide that the Company shall have the power, but not the obligation, to indemnify persons who are sued or threatened with a suit by the Company directly (rather than a derivative action and the right of the Company) if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made if the person is judged liable for negligence or misconduct in the performance of his duty to the Company.

- New Section 3, Indemnification as of Right for Expenses, was added to provide that, to the extent that a person entitled to indemnification under Article X has been successful on the merits or otherwise in defending any action or suit, such person shall be indemnified against expenses actually and reasonably incurred by the person.

- New Section 4, Determination Required, was added to (i) provide that any indemnification to be made by the Company shall be made only as authorized upon the determination that the indemnification is proper under the circumstances because the person has met the applicable standard of conduct set forth is Sections 1 and 2, and (ii) to set forth procedures for making such determinations.

- Section 5, Advances for Expenses, formerly Section 2, was amended to provide that all expenses incurred by a director, trustee, officer, employee or agent in defending a civil or criminal suit may be paid by the Company in advance of final disposition of the action or suit upon the receipt of an undertaking by the person to repay the amounts advanced if it is ultimately determined that the person is not entitled to indemnification.

- Section 6, Indemnification Not Exclusive, was amended to clarify that the indemnification rights provided in the Amended Bylaws are not exclusive of any other rights of the person to be indemnified or have expenses advanced.

- New Section 8, Definitions, was added setting forth certain definitions used in the indemnification section.

      The provisions of the Amended Bylaws listed above and the descriptions thereof are qualified in their entirety by reference to the full text of the Company's Amended and Restated Bylaws, which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item  9.01 Financial Statements and Exhibits.

      (a) and (b). Not applicable.

      (c) Exhibits.

          Exhibit 3.1  Amended and Restated Bylaws of First Franklin Corporation

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST FRANKLIN CORPORATION

                                      By: /s/ Daniel T. Voelpel
                                          ----------------------------------
                                          Daniel T. Voelpel
                                          Vice President and Chief Financial
                                          Officer

Date: June 30, 2005